DUOLINGO, INC. AMENDED AND RESTATED NON-EMPLOYEE DIRECTOR COMPENSATION PROGRAM This Duolingo, Inc. (the “Company”) Amended and Restated Non-Employee Director Compensation Program (this “Program”) has been adopted under the Company’s 2021 Incentive Award Plan (the “Plan”) and, effective as of April 1, 2026 (the “Effective Date”), amends, restates and supersedes the Non-Employee Director Compensation Program in effect immediately prior to the Effective Date. Capitalized terms not otherwise defined herein shall have the meaning ascribed in the Plan. Cash Compensation As of the Effective Date, annual retainers will be paid in the following amounts to Non-Employee Directors: Board Service Non-Employee Director: $45,000 Non-Executive Chair/Lead Director: $47,500 Committee Service Chair Non-Chair Audit Committee Member $25,000 $10,000 Compensation Committee Member $20,000 $9,000 Nominating and Corporate Governance Committee Member $10,000 $5,000 Mergers and Acquisitions Committee Member $10,000 $5,000 All annual retainers are additive and will be paid in cash quarterly in arrears promptly following the end of the applicable calendar quarter, but in no event more than 30 days after the end of such quarter. If a Non-Employee Director does not serve as a Non-Employee Director, or in the applicable positions described above, for an entire calendar quarter, the retainer paid to such Non-Employee Director shall be prorated for the portion of such calendar quarter actually served as a Non-Employee Director, or in such position, as applicable. Election to Receive Restricted Stock Units In Lieu of Annual Retainer General: Each Non-Employee Director may elect to convert all or a portion of his or her annual retainer into a number of Restricted Stock Units (“Retainer RSUs”) granted under the Plan or any other applicable Company equity incentive plan then-maintained by the Company covering a number of shares of Common Stock calculated by dividing (i) the amount of the US-DOCS\125168229.1 annual retainer that would have otherwise been paid to such Non-Employee Director on the applicable grant date by (ii) the per share Fair Market Value as of the date of grant (such election, a “Retainer RSU Election”). Each award of Retainer RSUs will be granted on the 10th day of the month immediately following the end of the quarter for which the corresponding portion of the annual retainer was earned, except that if such 10th day of the month is not a trading day, the applicable award of Retainer RSUs may be granted on the next trading day following such date. Each award of Retainer RSUs will be fully vested on the date of grant. Election Method: Each Retainer RSU Election must be submitted to the Company in the form and manner specified by the Board of Directors of the Company (the “Board”) or Compensation and Leadership Committee of the Board (the “Compensation Committee”). An individual who fails to make a timely Retainer RSU Election shall not receive Retainer RSUs and instead shall receive the applicable annual retainer in cash. Retainer RSU Elections must comply with the following timing requirements: ● Initial Election. Each Non-Employee Director as of the Effective Date and each individual who first becomes a Non-Employee Director after the Effective Date may make a Retainer RSU Election with respect to annual retainer payments scheduled to be paid in the same calendar year as the Effective Date or such individual first becomes a Non-Employee Director, respectively (the “Initial Election”). The Initial Election must be submitted to the Company on or before the later of (a) 30 days after the Effective Date or (b) the date that the individual first becomes a Non-Employee Director (the “Initial Election Deadline”), and the Initial Election shall become final and irrevocable as of the Initial Election Deadline. ● Annual Election. No later than December 31 of each calendar year (the “Annual Election Deadline”), each individual who is a Non-Employee Director as of immediately prior to the Annual Election Deadline may make a Retainer RSU Election with respect to the annual retainer relating to services to US-DOCS\125168229.1 be performed in the following calendar year (the “Annual Election”). The Annual Election must be submitted to the Company on or prior to the applicable Annual Election Deadline and shall become effective and irrevocable as of the Annual Election Deadline. Equity Compensation Initial RSU Award: Each Non-Employee Director who is initially elected or appointed to serve on the Board shall be granted under the Plan or any other applicable Company equity incentive plan then-maintained by the Company an award of that number of restricted stock units (“RSUs”) calculated by dividing (i) $400,000 by (ii) the closing trading price of a share of Company Class A common stock (the “Common Stock”) as of the grant date or, if the grant date is not a trading day, the trading day immediately preceding the grant date (the “Initial RSU Award”). The Initial RSU Award will be automatically granted on the date on which such Non-Employee Director commences service on the Board, and will vest as to one-third of the shares subject thereto on each anniversary of the applicable grant date such that the shares subject to the Initial RSU Award are fully vested on the third anniversary of the grant date, in each case, subject to the Non-Employee Director continuing to serve on the Board through the applicable vesting date. Annual RSU Award: Each Non-Employee Director who (i) has been serving on the Board for at least six months as of each meeting of the Company’s stockholders (each, an “Annual Meeting”) and (ii) will continue to serve as a Non-Employee Director immediately following such meeting, shall be granted under the Plan or any other applicable Company equity incentive plan then-maintained by the Company an award of that number of RSUs calculated by dividing (i) $215,000 by (ii) the closing trading price of a share of Common Stock as of the grant date or, if the grant date is not a US-DOCS\125168229.1 trading day, the trading day immediately preceding the grant date (the “Annual RSU Award”). The Annual RSU Award will be automatically granted on the date of the applicable Annual Meeting, and will vest in full on the earlier of (i) the first anniversary of the grant date or (ii) immediately before the Annual Meeting following the grant date, subject to the Non-Employee Director continuing to serve on the Board through such vesting date. Except as otherwise determined by the Board, no portion of an Initial RSU Award or Annual RSU Award which is unvested at the time of a Non-Employee Director’s termination of service on the Board shall become vested. An individual who terminates employment with the Company or any Subsidiary and remains, or on the date of such termination becomes, a Director will not be automatically granted an Initial RSU Award, but to the extent that the Director is otherwise eligible, will be eligible to receive, after termination from employment with the Company or any Subsidiary, Annual RSU Awards as described above. Election to Defer Issuances General: Each Non-Employee Director shall have the opportunity to defer the issuance of the shares underlying Restricted Stock Units granted under this Program, including Retainer RSU Awards, Initial RSU Awards and Annual RSU Awards, that would otherwise be issued to the Non-Employee Director in connection with the vesting or grant of the Restricted Stock Units until the earliest of a fixed date properly elected by the Non-Employee Director, the Non-Employee Director’s Termination of Service or a Change in Control. Any such deferral election (a “Deferral Election”) shall be subject to such rules, conditions and procedures as shall be determined by the Company, which rules, conditions and procedures shall at all times comply with the requirements of Section 409A of the Code, unless otherwise specifically determined by the Board or the Compensation Committee. If a Non-Employee Director elects to defer the delivery of the shares underlying Restricted Stock Units granted under this Program, settlement of the deferred Restricted Stock Units shall be made in accordance with the terms of the Deferral Election. US-DOCS\125168229.1

Election Method: Each Deferral Election must be submitted to the Company in the form and manner specified by the Board or the Compensation Committee. Deferral Elections must comply with the following timing requirements: ● Initial Deferral Election. Each Non-Employee Director as of the Effective Date and each individual who first becomes a Non-Employee Director after the Effective Date may make a Deferral Election with respect to the Non-Employee Director’s Initial RSU Award, Annual RSU Awards and Retainer RSU Awards to be paid in the same calendar year as the Effective Date or such individual first becomes a Non-Employee Director, respectively (the “Initial Deferral Election”). The Initial Deferral Election must be submitted to the Company on or before the later of (a) the 30th day following the Effective Date or (b) the date the individual first becomes a Non-Employee Director (the “Initial Deferral Election Deadline”), and the Initial Deferral Election shall become final and irrevocable as of the Initial Deferral Election Deadline. In no event shall an Initial Deferral Election apply to the portion of RSUs for which services necessary to vest the RSUs have been performed as of the date of the Initial Deferral Election ● Annual Deferral Election. No later than December 31 of each year (the “Annual Deferral Election Deadline”), each individual who is a Non-Employee Director as of immediately before the Annual Deferral Election Deadline may make a Deferral Election with respect to the Annual RSU Award and Retainer RSU Awards to be granted in the following calendar year (the “Annual Deferral Election”). The Annual Deferral Election must be submitted to the Company on or before the applicable Annual Deferral Election Deadline and shall become final and irrevocable for the subsequent calendar year as of the applicable Annual Deferral Election Deadline. Change in Control Upon a Change in Control of the Company, all outstanding equity awards granted under the Plan and any other equity incentive plan maintained by the Company that are held by a Non-Employee Director shall become fully vested and/or exercisable, irrespective of any other provisions of the Non-Employee Director’s Award Agreement. US-DOCS\125168229.1

Reimbursements The Company shall reimburse each Non-Employee Director for all reasonable, documented, out-of-pocket travel and other business expenses incurred by such Non-Employee Director in the performance of his or her duties to the Company in accordance with the Company’s applicable expense reimbursement policies and procedures as in effect from time to time. Miscellaneous The other provisions of the Plan shall apply to the RSUs granted automatically under this Program, except to the extent such other provisions are inconsistent with this Program. All applicable terms of the Plan apply to this Program as if fully set forth herein, and all grants of RSUs hereby are subject in all respects to the terms of the Plan. The grant of RSUs under this Program shall be made solely by and subject to the terms set forth in an Award Agreement in a form to be approved by the Board and duly executed by an executive officer of the Company. * * * * * US-DOCS\125168229.1